                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21705
                                              -----------------------

                    Nuveen Tax-Advantaged Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: June 30
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     TAX-ADVANTAGED
                                                     FLOATING RATE
                                                     FUND
                                                     JFP

    Opportunities for Tax-Advantaged Monthly Income
      from a Portfolio Consisting Predominantly of Adjustable Rate Preferred Securities

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the eleven-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JFP

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the eleven-month period ended June 30, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF THE 11-MONTH PERIOD?

During the eleven-month period, we saw interest rates at the short end of the yield curve rise modestly, while longer rates generally declined. After announcing one further rate increase in late June 2006, the Federal Reserve
(Fed) ended its unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. During the eleven-months of this reporting period, the Fed left monetary policy unchanged as it kept close tabs on inflationary pressures and the pace of economic growth. Although many market observers had expected the Fed to act on rates in early 2007 the Fed remained on the sidelines.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, operated at below-trend levels through most of 2006, expanded at a rate of 2.6% in the second quarter of 2006, 2.0% in the third quarter, and 2.5% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2007, the rate of GDP slowed to 0.7%, the weakest rate since 2002. The labor market remained tight, with a national unemployment rate of 4.5% in June 2007, down from 4.6% in June 2006.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE ELEVEN-MONTH PERIOD ENDED JUNE 30, 2007?

The Fund's primary investment objective is to achieve an attractive level of after-tax income with a secondary objective to preserve capital. The basic strategies used to achieve this were to purchase non-cumulative floating rate perpetual preferred stock of Middle Market Banking companies with credit default probability and financial strength ratings comparable to those of issues of securities rated investment grade quality. We were able to fund two Middle Market Banks over the period, Southern Bancorp and Blossman Bancshares, bringing the total investments in this sector up to 16 individual concentrations totaling about $130 million.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise
                                       4

shareholders of such changes.

The balance of the portfolio was invested in large-cap financial institutions with mostly floating-rate dividends. In situations where the dividends are fixed, we use interest rate swaps to receive a floating rate cash flow to reduce long-term interest rate risk.

HOW DID THE FUND PERFORM OVER THE ELEVEN-MONTHS ENDED JUNE 30, 2007?

The performance of the Fund, as well as the performance of a widely followed market index, is presented in the accompanying table.

Total Returns on Net Asset Value
For period ended 6/30/07

                                                                CUMULATIVE    ANNUALIZED
                                                                ----------    ----------
                                                                 11-MONTH       1-YEAR
JFP                                                               7.98%         8.81%

Merrill Lynch Adjustable Rate Preferred Index(1)                  6.49%         7.13%

For the eleven months ended June 30, 2007, the Fund outperformed the Merrill Lynch Adjustable Rate Preferred Index.

The high dividend component of the Middle Market Banks was the primary contributor to the Fund's income. In addition, the attractive nominal yields on the LIBOR floating rate preferred stock in the money center banking and brokerage sectors supplemented income during our extended invest-up period -- this sector performed well from a valuation perspective and supplemented the Fund's secondary objective to preserve capital.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Performance Overview page in this report.
--------------------------------------------------------------------------------


As interest rates declined during the period, the interest rate swaps that we bought lost some value. This was largely offset, however, by the increase in the value of the underlying securities that were hedged. One exception was the decline in the Fund's SLM Corporation position. During this period, the firm agreed to be taken private for approximately $25B including $16.5B of new debt and an offer to purchase its common stock at $60 per share. New debt associated with this transaction will subordinate all existing unsecured creditors and result in multi-notch ratings downgrades, most likely to "single B" or "double B" levels. We sold a portion of this investment prior to this takeover announcement.

--------------------------------------------------------------------------------
1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.
--------------------------------------------------------------------------------

Distribution and Share Price
                                                                     INFORMATION

In addition to owning preferred stocks in its portfolio, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance common shareholder distributions over this reporting period. It is the Fund's policy to seek to pay dividends that are relatively stable from month to month, and that reflect the Fund's past results and projected future performance. Over the course of this reporting period, the Fund experienced four monthly distribution increases from $0.0720 per share to $0.0860 per share.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. As of June 30, 2007, the Fund had a positive UNII balance for both financial statement and tax purposes.

As of June 30, 2007, the Fund was trading at a share price discount of -1.64% to its net asset value per share. This compares with an average share price discount of -4.48% for the entire eleven-month reporting period.

       JFP                             Nuveen Tax-Advantaged
       PERFORMANCE                     Floating Rate Fund
       OVERVIEW                               as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PORTFOLIO ALLOCATION PIE CHART)

Preferred Securities*                                                            93.4
Corporate Bonds                                                                   6.1
Short-Term Investments                                                            0.5

 * 50.7% of the Preferred Securities are invested in Middle Market Banks. ** 29.9% of the Corporate Bonds are invested in Middle Market Banks. 2006-2007 MONTHLY DISTRIBUTIONS PER SHARE(2)
     (MONTHLY DISTRIBUTIONS BAR CHART)

JUL                                                                              0.072
---                                                                              -----
Aug                                                                              0.072
Sep                                                                             0.0745
Oct                                                                             0.0745
Nov                                                                             0.0745
Dec                                                                               0.08
Jan                                                                               0.08
Feb                                                                               0.08
Mar                                                                             0.0835
Apr                                                                             0.0835
May                                                                             0.0835
Jun                                                                              0.086

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

7/01/06                                                                          13.18
                                                                                 13.19
                                                                                 13.56
                                                                                 13.71
                                                                                 13.58
                                                                                 13.72
                                                                                 14.44
                                                                                 14.15
                                                                                 14.33
                                                                                 14.29
                                                                                 14.65
6/30/07                                                                          14.42


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $14.42
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $14.66
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -1.64%
-------------------------------------------------------------------------------------
Market Yield(1)                                                                 7.16%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $203,128
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/28/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
11-Month
(Cumulative)                                                      16.84%        7.98%

-------------------------------------------------------------------------------------
1-Year                                                            19.84%        8.81%

-------------------------------------------------------------------------------------
Since
Inception                                                          4.65%        7.12%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                64.4%
-------------------------------------------------------------------------------------
Capital Markets                                                                 11.2%
-------------------------------------------------------------------------------------
Insurance                                                                       10.9%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       5.6%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   3.8%
-------------------------------------------------------------------------------------
U.S. Agency                                                                      2.5%
-------------------------------------------------------------------------------------
Consumer Finance                                                                 1.1%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           0.5%
-------------------------------------------------------------------------------------




1 Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income and net realized short-term capital gains, if any.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0531 per share.

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the "Fund"), as of June 30, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at June 30, 2007, the results of its operations, changes in its net assets and its financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)
CHICAGO, ILLINOIS
AUGUST 20, 2007

         JFP
          Nuveen Tax-Advantaged Floating Rate Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07

  PRINCIPAL
AMOUNT (000)/
   SHARES       DESCRIPTION (1)                                              COUPON                   RATINGS (2)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PREFERRED SECURITIES - 126.6% (93.4% OF TOTAL INVESTMENTS)
                CAPITAL MARKETS - 15.2%
    239,300     Goldman Sachs Group Inc., (3)                                6.110%(4)                         A      $    6,225,390
    200,000     Lehman Brothers Holdings Inc., Series G, (3)                 6.070%(4)                        A-           5,112,000
     73,600     Merrill Lynch & Co., Inc., (3)                               6.105%(4)                         A           1,874,592
    126,000     Merrill Lynch & Company, Series 5                            5.860%(4)                         A           3,209,069
    200,000     Morgan Stanley, Series 2006A, (3)                            6.057%(4)                        A2           5,131,260
         80     Richmond County Capital Corporation, 144A Series B           8.250%                          N/R           8,355,000
     35,600     UBS Preferred Funding Trust IV, (3)                          6.020%(4)                       Aa2             899,612
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                     30,806,923
                --------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 83.1%
      9,000     ABN AMRO North America Capital Funding, 144A, (3)            6.968%                           A2           9,267,188
      6,591     Banco Santander, 144A                                        6.500%                           A+             161,686
     77,826     Banco Santander                                              6.410%                          Aa3           1,936,311
    120,000     Bank of America Corporation, Series D, (3)                   6.204%                           A+           3,091,200
    135,000     Bank of America Corporation, Series E, (3)                   5.707%(4)                       Aa3           3,467,813
      7,000     City National Bancshares Corporation, Series F,              8.533%                          N/R           7,273,438
                 144A, (MMB), (3)
     20,000     Cobank ABC, 144A, (3)                                        7.000%                            A             992,300
     10,000     FBOP Corporation, Series 2005A, 144A, (MMB)                  8.110%(4)                       N/R          10,384,375
      6,000     First Tennessee Bank, 144A, (3)                              6.210%(4)                        A3           6,101,250
     10,000     Heartland Bank, Series A, (MMB), (3)                         9.310%(4)                       N/R          10,393,749
    220,000     HSBC USA Inc., (3)                                           6.100%(4)                         A           5,658,400
      5,000     MidCarolina Financial Corporation, Series 144A, (MMB), (3)   8.342%                          N/R           5,196,875
     10,000     Pedcor Bancorp, Series A, (MMB), (3)                         9.070%(4)                       N/R          10,387,500
      5,000     Pedcor Financial Bancorp., (MMB), (3)                        9.076%(4)                       N/R           5,200,000
      5,000     Regent Bancorp Inc., Series A, (MMB), (3)                    8.481%                          N/R           5,198,438
     10,000     River Valley Bancorp, Series A, (MMB), (3)                   9.310%(4)                       N/R          10,396,874
     10,000     Rogers Bancshares Inc., 144A Series A, (MMB), (3)            9.310%(4)                       N/R          10,396,874
      6,500     SG Preferred Capital II LLC, (3)                             6.302%                           A+           6,597,500
     10,000     Shorebank Corporation, Series 144A, (MMB), (3)               9.150%(4)                       N/R          10,396,874
      5,000     Sleepy Hollow Bank, 144A Series A, (MMB), (3)                9.160%(4)                       N/R           5,196,875
      1,000     Southern Bancorp Inc., (MMB), (3)                            9.305%(4)                       N/R          10,409,374
    200,000     SunTrust Bank Inc., (3)                                      5.890%(4)                        A2           5,350,000
      3,500     Truman Bancorp Inc., (MMB), (3)                              9.326%(4)                       N/R           3,642,188
    235,000     U.S. Bancorp, Series 2006B, (3)                              5.960%(4)                        A+           6,077,688
     10,000     Vineyard National Bancorp, 144A Series C, (MMB), (3)         9.157%(4)                       N/R          10,390,625
    200,000     Zions Bancorporation, (3)                                    5.880%(4)                      Baa1           5,250,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   168,815,395
                --------------------------------------------------------------------------------------------------------------------
                CONSUMER FINANCE - 1.5%
     39,110     SLM Corporation, (3)                                         6.060%(4)                      Baa1           3,127,580
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 5.1%
     10,000     Blossman Bancshares, Inc., (MMB)                             8.730%                          N/R          10,372,500
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 13.2%
    386,500     Aegon N.V., (3)                                              6.375%                           A-           9,415,140
    145,000     MetLife Inc., Series B, (3)                                  6.500%                         Baa1           3,710,550
    308,800     Prudential PLC, (3)                                          6.500%                           A-           7,673,680
      6,000     Zurich RegCaPS Funding Trust VI, Series 144A, (3)            6.068%(4)                      Baa2           6,080,625
------------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                           26,879,995
                --------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 5.1%
      5,000     RMG Capital Corporation, (MMB), (3)                          9.450%(4)                       N/R           5,204,688
    200,000     Washington Mutual Inc., (3)                                  6.060%(4)                      Baa1           5,086,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                          10,290,688
                --------------------------------------------------------------------------------------------------------------------

         JFP
        Nuveen Tax-Advantaged Floating Rate Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07

  PRINCIPAL
AMOUNT (000)/
   SHARES       DESCRIPTION (1)                                              COUPON                   RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. AGENCY - 3.4%
     40,000     Federal Home Loan Mortgage Corporation, Corporate Debt, (3)  5.570%                          AA-     $      944,000
    120,000     Federal Home Loan Mortgage Corporation, (3)                  5.660%                          AA-          2,865,000
     71,000     Federal Home Loan Mortgage Corporation, (3)                  5.100%                          AA-           3,141,75
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Agency                                                                                         6,950,750
                --------------------------------------------------------------------------------------------------------------------
                TOTAL PREFERRED SECURITIES (COST $255,302,520)                                                          257,243,831
                ====================================================================================================================
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                              COUPON      MATURITY     RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 8.3% (6.1% OF TOTAL INVESTMENTS)
                COMMERCIAL BANKS - 4.2%
 $    6,000     BBVA International Preferred SA, Unipersonal                 5.919%       12/31/49             A     $    5,639,184
      1,000     CBG Florida REIT Corporation                                 7.114%        5/29/49          Baa3            988,363
      1,000     Northgroup Preferred Capital Corporation, 144A               6.378%        1/29/49            A1            972,796
      1,000     Standard Chartered PLC, 144A                                 6.409%       12/31/49          BBB+            955,284
------------------------------------------------------------------------------------------------------------------------------------
      9,000     Total Commercial Banks                                                                                    8,555,627
                --------------------------------------------------------------------------------------------------------------------
                INSURANCE - 1.6%
      1,200     Oil Insurance Limited, 144A                                  7.558%       12/29/49          Baa1          1,244,617
      2,000     Twin Reefs Trust Pass Through to XL Financial                6.320%(4)    12/10/49           Aa2          2,006,430
                 Assurance Ltd. Preferred Stock Series B
------------------------------------------------------------------------------------------------------------------------------------
      3,200     Total Insurance                                                                                           3,251,047
                --------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.6%
      5,000     MM Community Funding Trust XVIII Limited, Class D, (MMB)     7.160%(4)    12/26/39           N/R          5,025,000
------------------------------------------------------------------------------------------------------------------------------------
 $   29,400     TOTAL CORPORATE BONDS (COST $17,164,109)                                                                 16,831,674
 ==========     --------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                              COUPON      MATURITY                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6% (0.5% OF TOTAL INVESTMENTS)
 $    1,285     Repurchase Agreement with Fixed Income Clearing               4.00%        7/02/07                   $    1,285,424
                 Corporation, dated 6/29/07, repurchase price
                 $1,285,852, collateralized by $1,360,000 U.S.
                 Treasury Notes, 4.250%, due 11/15/13, value
                 $1,314,100
 ==========     --------------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $1,285,424)                                                            1,285,424
                ====================================================================================================================
                TOTAL INVESTMENTS (COST $273,752,053) - 135.6%                                                          275,360,929
                ====================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 2.8%                                                                      5,767,549
                ====================================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (38.4)%                                                    (78,000,000)
                ====================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                        $  203,128,478
                ====================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                           FUND
                                    PAY/RECEIVE                                      FIXED RATE
                          NOTIONAL     FLOATING      FLOATING RATE    FIXED RATE        PAYMENT  TERMINATION      UNREALIZED
 COUNTERPARTY               AMOUNT         RATE              INDEX  (ANNUALIZED)      FREQUENCY         DATE    APPRECIATION
 ---------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs          $7,000,000      Receive  3-Month USD-LIBOR         4.563% Semi-Annually      9/29/10  $      94,290
 Goldman Sachs           1,500,000      Receive  3-Month USD-LIBOR         5.278  Semi-Annually     12/09/35        112,947
 Goldman Sachs           8,700,000      Receive  3-Month USD-LIBOR         5.788  Semi-Annually      6/02/36         36,474
 JPMorgan                1,300,000      Receive  3-Month USD-LIBOR         4.962  Semi-Annually      7/27/35        139,220
 JPMorgan                1,500,000      Receive  3-Month USD-LIBOR         5.436  Semi-Annually      9/11/36         60,349
 Morgan Stanley          3,000,000      Receive  3-Month USD-LIBOR         4.590  Semi-Annually      7/15/15        167,306
 Morgan Stanley          2,000,000      Receive  3-Month USD-LIBOR         4.850  Semi-Annually      7/14/35        245,827
 Morgan Stanley          4,000,000      Receive  3-Month USD-LIBOR         4.880  Semi-Annually      7/15/35        474,539
 Morgan Stanley          1,750,000      Receive  3-Month USD-LIBOR         4.900  Semi-Annually      7/18/35        202,584
 Morgan Stanley          1,700,000      Receive  3-Month USD-LIBOR         4.930  Semi-Annually      7/21/35        189,183
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                              $   1,722,719
 ===========================================================================================================================

          USD-LIBOR (United States Dollar -- London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard &
                 Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Investment is eligible for the Dividends Received Deduction.
        (4)      Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
        N/R      Not rated.
      (MMB)      Middle Market Bank.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                June 30, 2007

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $273,752,053)                     $275,360,929
Cash                                                               620,397
Unrealized appreciation on interest rate swaps                   1,722,719
Receivables:
  Dividends                                                      1,988,897
  Interest                                                         181,887
  Investments sold                                               1,480,779
Other assets                                                        11,032
---------------------------------------------------------------------------
     Total assets                                              281,366,640
---------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
  Management fees                                                  133,852
  Other                                                             84,263
FundPreferred share dividends payable                               20,048
---------------------------------------------------------------------------
     Total liabilities                                             238,162
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                      78,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $203,128,478
===========================================================================
Common shares outstanding                                       13,857,647
===========================================================================
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $      14.66
===========================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    138,576
Paid-in surplus                                                196,525,822
Undistributed (Over-distribution of) net investment income       2,278,776
Accumulated net realized gain (loss) from investments and
  derivative transactions                                          853,709
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    3,331,595
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $203,128,478
===========================================================================
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
===========================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                                 FOR THE ELEVEN
                                                                   MONTHS ENDED       YEAR ENDED
                                                                        6/30/07          7/31/06
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                         $ 17,794,779      $14,563,638
Interest                                                             1,259,263        2,696,668
------------------------------------------------------------------------------------------------
Total investment income                                             19,054,042       17,260,306
------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                      2,269,670        2,450,288
FundPreferred shares - auction fees                                    178,440          193,539
FundPreferred shares - dividend disbursing agent fees                    6,661            6,454
Shareholders' servicing agent fees and expenses                             31              188
Custodian's fees and expenses                                           56,312           79,603
Trustees' fees and expenses                                              6,685            5,319
Professional fees                                                       35,102           22,605
Shareholders' reports - printing and mailing expenses                   44,950           43,045
Stock exchange listing fees                                              8,895            5,705
Investor relations expense                                              32,847           33,305
Other expenses                                                          30,406           14,897
------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                      2,669,999        2,854,948
  Custodian fee credit                                                  (5,206)          (4,153)
  Expense reimbursement                                               (769,904)        (821,618)
------------------------------------------------------------------------------------------------
Net expenses                                                         1,894,889        2,029,177
------------------------------------------------------------------------------------------------
Net investment income                                               17,159,153       15,231,129
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                            1,499,764         (710,382)
Net realized gain (loss) from interest rate swaps                      535,578        1,078,190
Change in net unrealized appreciation (depreciation) of
  investments                                                           97,903        1,602,977
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                                 (327,337)       1,696,446
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              1,805,908        3,667,231
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (3,258,329)      (3,128,299)
From accumulated net realized gains                                   (207,567)              --
------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                       (3,465,896)              --
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                          $ 15,499,165      $15,770,061
================================================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                                                         3/28/05
                                                                                                   (COMMENCEMENT
                                                              FOR THE ELEVEN                      OF OPERATIONS)
                                                                MONTHS ENDED       YEAR ENDED            THROUGH
                                                                     6/30/07          7/31/06            7/31/05
----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 17,159,153      $ 15,231,129     $   2,100,016
Net realized gain (loss) from investments                         1,499,764          (710,382)           16,702
Net realized gain (loss) from interest rate swaps                   535,578         1,078,190             8,000
Change in net unrealized appreciation (depreciation) of
  investments                                                        97,903         1,602,977           (92,004)
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                              (327,337)        1,696,446           353,610
Distributions to FundPreferred shareholders:
  From net investment income                                     (3,258,329)       (3,128,299)         (426,009)
  From accumulated net realized gains                              (207,567)               --                --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         15,499,165        15,770,061         1,960,315
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
  From net investment income                                    (12,079,037)      (11,067,348)       (2,721,198)
  From accumulated net realized gains                              (735,515)               --                --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                     (12,814,552)      (11,067,348)       (2,721,198)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Net proceeds from sale of shares and offering cost
  adjustments, net                                                       --            25,050       197,181,325
  Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                      89,558                --           134,336
FundPreferred shares offering costs and adjustments, net                 --           (18,509)       (1,010,000)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                             89,558             6,541       196,305,661
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                          2,774,171         4,709,254       195,544,778
Net assets applicable to Common shares at the beginning of
  period                                                        200,354,307       195,645,053           100,275
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period    $203,128,478      $200,354,307     $ 195,645,053
================================================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                         $  2,278,776      $    (11,571)    $  (1,047,053)
================================================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

In February 2007, the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from July 31 to June 30.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Adviser, to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a fixed-income or derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

   Notes to
   FINANCIAL STATEMENTS (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains, if any, to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund declares monthly distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares

The Fund has issued and outstanding 3,120 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions

The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund's portfolio of investments. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a semiannual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The amount of payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received on interest rate swap contracts on a daily basis, and for the daily changes in the market value of the Fund's contractual rights and obligations under the contracts, with the net amount recorded within net unrealized appreciation (depreciation) on interest rate swaps on the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain (loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Organization, Offering Costs and Fund Structuring Fee

Nuveen Investments, LLC agreed to reimburse all organization expenses (approximately $13,500) and pay all Common share offering costs (other than the sales load and fund structuring fee) that exceeded $.03 per Common share. The Fund's share of Common share offering costs ($390,000) and fund structuring fee ($590,000) were recorded as reductions of the proceeds from the sale of Common shares. Costs incurred by the Fund in connection with its offering of FundPreferred shares ($1,028,509) were recorded as a reduction to paid-in surplus.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and FundPreferred shares were as follows:

                                                                                                 FOR THE PERIOD
                                                                                                        3/28/05
                                                                           FOR THE                (COMMENCEMENT
                                                                     ELEVEN MONTHS       YEAR    OF OPERATIONS)
                                                                             ENDED      ENDED           THROUGH
                                                                           6/30/07    7/31/06           7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares:
  Shares sold                                                                  --         --        13,835,000
  Shares issued to shareholders due to reinvestment of
    distributions                                                           6,147         --             9,500
---------------------------------------------------------------------------------------------------------------
                                                                            6,147         --        13,844,500
---------------------------------------------------------------------------------------------------------------
FundPreferred shares sold                                                      --         --             3,120
---------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short-term investments and derivative transactions) for the eleven months ended June 30, 2007, aggregated $77,252,495 and $78,250,662, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization on debt securities, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report,

   Notes to
   FINANCIAL STATEMENTS (continued)

based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2007, the cost of investments owned was $273,765,962.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2007, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                           $4,746,409
  Depreciation                                                           (3,151,442)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                $1,594,967
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2007, the Fund's tax year end, were as follows:

-----------------------------------------------------------------------------------
Undistributed net ordinary income *                                      $3,239,042
Undistributed net long-term capital gains                                   867,617
-----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2007, paid on July 2, 2007.

The tax character of distributions paid during the Fund's tax years ended June 30, 2007 and June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
-----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $17,141,011
Distributions from net long-term capital gains **                           248,510
-----------------------------------------------------------------------------------

2006
-----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $13,943,288
Distributions from net long-term capital gains                                   --
-----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Funds hereby designate these amounts paid during the fiscal year ended
   June 30, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

   Notes to
   FINANCIAL STATEMENTS (continued)

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MARCH 31,                                                      MARCH 31,
-----------------------------------------------------------------------------------------------------
2005 *                            .30%                         2010                               .30%
2006                              .30                          2011                               .22
2007                              .30                          2012                               .14
2008                              .30                          2013                               .07
2009                              .30
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Fund. One important implication of this is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management team and Fund Management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation by December 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Fund declared a $.0860 Common share dividend distribution from its net investment income which was paid on August 1, 2007, to shareholders of record on July 15, 2007.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                                      Investment Operations
                                                 ---------------------------------------------------------------
                                                                           Distributions
                                                                                from Net   Distributions
                                     Beginning                                Investment    from Capital
                                        Common                       Net       Income to        Gains to
                                         Share          Net    Realized/   FundPreferred   FundPreferred
                                     Net Asset   Investment   Unrealized          Share-          Share-
                                         Value    Income(a)         Gain        holders+        holders+   Total
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2007(c)                                 $14.46        $1.24         $.14           $(.24)          $(.02)  $1.12
Year Ended 7/31:
2006                                     14.12         1.10          .27            (.23)             --    1.14
2005(b)                                  14.33          .15          .02            (.03)             --     .14
----------------------------------------------------------------------------------------------------------------

                                         Less Distributions
                                    -----------------------------   Offering Costs,
                                                                               Fund
                                           Net                          Structuring
                                    Investment    Capital                   Fee and      Ending
                                     Income to   Gains to             FundPreferred      Common
                                        Common     Common                     Share       Share    Ending
                                        Share-     Share-              Underwriting   Net Asset    Market
                                       holders    holders   Total         Discounts       Value     Value
----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2007(c)                                  $(.87)    $(.05)   $(.92)  $            --      $14.66   $ 14.42
Year Ended 7/31:
2006                                      (.80)       --     (.80)               --       14.46     13.18
2005(b)                                   (.20)       --     (.20)             (.15)      14.12     13.42
----------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)   For the eleven months ended June 30, 2007.

                                                         Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets    Ratios to Average Net Assets
                                          Applicable to Common Shares     Applicable to Common Shares
       Total Returns                      Before Credit/Reimbursement    After Credit/Reimbursement***
     -----------------                   -----------------------------   -----------------------------
                 Based
                    on
                Common      Ending Net
       Based     Share          Assets
          on       Net   Applicable to                             Net                             Net   Portfolio
      Market     Asset          Common                      Investment                      Investment    Turnover
     Value**   Value**    Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
------------------------------------------------------------------------------------------------------------------
      16.84%     7.98%       $203,128           1.44%*          8.84%*          1.02%*          9.26%*         28%
       4.52      8.28         200,354           1.45            7.29            1.03            7.71           38
      (9.24)     (.08)        195,645           1.26*           2.88*            .90*           3.25*          19
------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------
         $78,000       $25,000      $90,105
          78,000        25,000       89,216
          78,000        25,000       87,707
---

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Fund, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between the Fund and Nuveen Asset Management ("NAM" or the "Adviser"), and the Sub-Advisory Agreement between NAM and Spectrum Asset Management, Inc. (the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser." The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreement with the Sub-Adviser are hereafter referred to as the "Original Investment Management Agreement" and the "Original Sub-Advisory Agreement," respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). The Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act"), each provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the "New Investment Management Agreement") with NAM on behalf of the Fund and a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between NAM and the Sub-Adviser on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and New Sub-Advisory Agreement be approved by the Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement and an Interim Sub-Advisory Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreement and New Sub-Advisory Agreement, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreement and New Sub-Advisory Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreement and Original Sub-Advisory Agreement.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- the Fund's past performance as well as its performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Fund. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreement and Original Sub-Advisory Agreement, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members' experience in governing the Fund and working with such Fund Advisers on matters relating to the Fund. At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Fund's investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;
- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

At the May Meeting, the Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the Fund's historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Fund as well as for: the Nuveen Diversified Dividend and Income Fund; the Nuveen Multi-Strategy Income and Growth Fund; the Nuveen Multi-Strategy Income and Growth Fund 2; the Nuveen Real Estate Income Fund; the Nuveen Equity Premium Advantage Fund; the Nuveen Equity Premium Income Fund; the Nuveen Equity Premium Opportunity Fund; and the Nuveen Equity Premium and Growth Fund.

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. Fees and Expenses

  During the annual review, the Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for the Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of a fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. The Board Members also noted the limited Peer Groups

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  available for the Nuveen funds with multi-sleeves of investments (e.g., the Nuveen Diversified Dividend and Income Fund, the Nuveen Multi-Strategy Income and Growth Fund, the Nuveen Multi-Strategy Income and Growth Fund 2 and the Nuveen Tax-Advantaged Total Return Strategy Fund). Based on their review of the fee and expense information provided, the Board Members determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

  2. Comparisons with the Fees of Other Clients

  At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Fund operates in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Board Members believe such facts justify the different levels of fees.

  With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members noted that such fees were the result of arm's-length negotiations.

  3. Profitability of Fund Advisers

  In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members also considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangement of the Fund, the Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreement and New Sub-Advisory Agreement -- Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to the Sub-Adviser, the Board noted that the Sub-Adviser does not pay excess brokerage commissions in order to receive research services but may from time to time receive research generally provided to a broker's clients.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement and Original Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement and the Original Sub-Advisory Agreement be renewed.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and New Sub-Advisory Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and New Sub-Advisory Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on the Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Fund as a result of the Transaction;

- any legal issues for the Fund as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the Original Investment Management Agreement and Original Sub-Advisory Agreement and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement and New Sub-Advisory Agreement. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the Fund. The Board considered that the services to be provided and the standard of care

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

under the New Investment Advisory Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and New Sub-Advisory Agreement.

B. PERFORMANCE OF THE FUND

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined the Fund's performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and New Sub-Advisory Agreement.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreement, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreement are the same as the Original Sub-Advisory Agreement. With respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, the Board Members considered the Sub-Adviser's revenues from serving as Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax) at the annual review. The

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers' levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or New Sub-Advisory Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and New Sub-Advisory Agreement should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and Interim Sub-Advisory Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and Original Sub-Advisory Agreement, respectively.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST                                  NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               ELECTED OR   PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
                                                    APPOINTED    INCLUDING OTHER DIRECTORSHIPS  OVERSEEN BY
                                                    AND TERM(2)  DURING PAST 5 YEARS            BOARD MEMBER
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R. SCHWERTFEGER(1)
  3/28/49                   Chairman of the Board   1994         Director and Chairman (since
  333 W. Wacker Drive       and Board Member        ANNUAL       1996) and Non-Executive
  Chicago, IL 60606                                              Chairman (since July 1, 2007)
                                                                 formerly, Chief Executive
                                                                 Officer (1996-June 30, 2007)
                                                                 of Nuveen Investments, Inc.,
                                                                 and Nuveen Asset Management            176
                                                                 and certain other
                                                                 subsidiaries of Nuveen
                                                                 Investments, Inc.; formerly,
                                                                 Director (1992-2006) of
                                                                 Institutional Capital
                                                                 Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead Independent Board  1997         Private Investor and                   176
  333 W. Wacker Drive       member                  CLASS III    Management Consultant.
  Chicago, IL 60606

- JACK B. EVANS
  10/22/48                                          1999         President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III    Foundation, a private philan-
  Chicago, IL 60606                                              thropic corporation (since
                                                                 1996); Director and Vice
                                                                 Chairman, United Fire Group,
                                                                 a publicly held company;
                                                                 Member of the Board of
                                                                 Regents for the State of Iowa
                                                                 University System; Director,
                                                                 Gazette Companies; Life
                                                                 Trustee of Coe College and
                                                                 Iowa College Foundation;               176
                                                                 Member of the Advisory
                                                                 Council of the Department of
                                                                 Finance in the Tippie College
                                                                 of Business, University of
                                                                 Iowa; formerly, Director,
                                                                 Alliant Energy; formerly,
                                                                 Director, Federal Reserve
                                                                 Bank of Chicago; formerly,
                                                                 President and Chief Operating
                                                                 Officer, SCI Financial Group,
                                                                 Inc., a regional financial
                                                                 services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004         Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II     Business, University of Iowa
  Chicago, IL 60606                                              (since July 2006); formerly,
                                                                 Dean and Distinguished
                                                                 Professor of Finance, School
                                                                 of Business at the Univer-
                                                                 sity of Connecticut
                                                                 (2003-2006); previously,
                                                                 Senior Vice President and              176
                                                                 Director of Research at the
                                                                 Federal Reserve Bank of
                                                                 Chicago (1995-2003); Director
                                                                 (since 1997), Credit Research
                                                                 Center at Georgetown Univer-
                                                                 sity; Director (since 2004)
                                                                 of Xerox Corporation;
                                                                 Director, SS&C Technologies,
                                                                 Inc. (May 2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST                                  NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               ELECTED OR   PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
                                                    APPOINTED    INCLUDING OTHER DIRECTORSHIPS  OVERSEEN BY
                                                    AND TERM(2)  DURING PAST 5 YEARS            BOARD MEMBER
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005         Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II     Wealth Management Company;
  Chicago, IL 60606                                              Retired (since 2004) as
                                                                 Chairman, JPMorgan Fleming
                                                                 Asset Management, President
                                                                 and CEO, Banc One Investment
                                                                 Advisors Corporation, and
                                                                 President, One Group Mutual
                                                                 Funds; prior thereto,
                                                                 Executive Vice President,
                                                                 Banc One Corporation and               174
                                                                 Chairman and CEO, Banc One
                                                                 Investment Management Group;
                                                                 Board of Regents, Luther
                                                                 College; member of the
                                                                 Wisconsin Bar Association;
                                                                 member of Board of Directors,
                                                                 Friends of Boerner Botanical
                                                                 Gardens; member of Board of
                                                                 Directors, Milwaukee
                                                                 Repertory Theater.

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997         Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL       Partners Ltd., a real estate
  Chicago, IL 60606                                              investment company; formerly,
                                                                 Senior Partner and Chief
                                                                 Operating Officer (retired,
                                                                 2004) of Miller-Valentine
                                                                 Group; formerly, Vice
                                                                 President, Miller-Valentine
                                                                 Realty; Board Member, Chair
                                                                 of the Finance Committee and
                                                                 member of the Audit Committee
                                                                 of Premier Health Partners,
                                                                 the not-for-profit company of
                                                                 Miami Valley Hospital; Vice            176
                                                                 President, Dayton
                                                                 Philharmonic Orchestra
                                                                 Association; Board Member,
                                                                 Regional Leaders Forum, which
                                                                 promotes cooperation on
                                                                 economic development issues;
                                                                 Director, Dayton Development
                                                                 Coalition; formerly, Member,
                                                                 Community Advisory Board,
                                                                 National City Bank, Dayton,
                                                                 Ohio and Business Advisory
                                                                 Council, Cleveland Federal
                                                                 Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997         Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I      and Dorothy Donnelley
  Chicago, IL 60606                                              Foundation (since 1994);
                                                                 prior thereto, Executive               176
                                                                 Director, Great Lakes
                                                                 Protection Fund (from 1990 to
                                                                 1994).

- CAROLE E. STONE
  6/28/47                                           2007         Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I      Options Exchange (since
  Chicago, IL 60606                                              2006); Chair New York Racing
                                                                 Association Oversight Board
                                                                 (since 2005); Commissioner,
                                                                 New York State Commission on
                                                                 Public Authority Reform
                                                                 (since 2005); formerly                 176
                                                                 Director, New York State
                                                                 Division of the Budget
                                                                 (2000-2004), Chair, Public
                                                                 Authorities Control Board
                                                                 (2000-2004) and Director,
                                                                 Local Government Assistance
                                                                 Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                 Managing Director (since
  333 W. Wacker Drive       Administrative          1988          2002), Assistant
  Chicago, IL 60606         Officer                               Secretary and Associate
                                                                  General Counsel,
                                                                  formerly, Vice President
                                                                  and Assistant General
                                                                  Counsel, of Nuveen
                                                                  Investments, LLC;
                                                                  Managing Director (since
                                                                  2002) and Assistant
                                                                  Secretary and Associate
                                                                  General Counsel,
                                                                  formerly, Vice President
                                                                  (since 1997), of Nuveen
                                                                  Asset Management;
                                                                  Managing Director (since
                                                                  2004) and Assistant
                                                                  Secretary (since 1994) of
                                                                  Nuveen Investments, Inc.;
                                                                  Assistant Secretary of
                                                                  NWQ Investment Management
                                                                  Company, LLC. (since
                                                                  2002); Vice President and
                                                                  Assistant Secretary of             176
                                                                  Nuveen Investments
                                                                  Advisers Inc. (since
                                                                  2002); Managing Director,
                                                                  Associate General Counsel
                                                                  and Assistant Secretary
                                                                  of Rittenhouse Asset
                                                                  Management, Inc.,
                                                                  Symphony Asset Management
                                                                  LLC (since 2003),
                                                                  Tradewinds Global
                                                                  Investors, LLC and Santa
                                                                  Barbara Asset Management,
                                                                  LLC; (since 2006);
                                                                  formerly, Managing
                                                                  Director (2002-2004),
                                                                  General Counsel
                                                                  (1998-2004) and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.(3); Chartered
                                                                  Financial Analyst.

- WILLIAMS ADAMS IV
  6/9/55                                                          Executive Vice President,
  333 W. Wacker Drive       Vice President          2007          U.S. Structured Products
  Chicago, IL 60606                                               of Nuveen Investments,
                                                                  LLC, (since 1999), prior           119
                                                                  thereto, Managing
                                                                  Director of Structured
                                                                  Investments.

- JULIA L. ANTONATOS
  9/22/63                                                         Managing Director (since
  333 W. Wacker Drive       Vice President          2004          2005), formerly Vice
  Chicago, IL 60606                                               President (since 2002) of          176
                                                                  Nuveen Investments, LLC;
                                                                  Chartered Financial
                                                                  Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                         Managing Director, (since
  333 W. Wacker Drive       Vice President          2007          2004) previously, Vice             119
  Chicago, IL 60606                                               President (1993-2004) of
                                                                  Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President and                    Vice President (since
  333 W. Wacker Drive       Assistant Secretary     2000          2002) of Nuveen                    176
  Chicago, IL 60606                                               Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                        Vice President and
  333 W. Wacker Drive       Vice President          1999          Treasurer of Nuveen
  Chicago, IL 60606                                               Investments, LLC and of
                                                                  Nuveen Investments, Inc.
                                                                  (since 1999); Vice
                                                                  President and Treasurer
                                                                  of Nuveen Asset
                                                                  Management (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since
                                                                  2002); Assistant
                                                                  Treasurer of NWQ
                                                                  Investment Management
                                                                  Company, LLC. (since
                                                                  2002); Vice President and
                                                                  Treasurer of Nuveen
                                                                  Rittenhouse Asset                  176
                                                                  Management, Inc. (since
                                                                  2003); Treasurer of
                                                                  Symphony Asset Management
                                                                  LLC (since 2003) and
                                                                  Santa Barbara Asset
                                                                  Management, LLC (since
                                                                  2006); Assistant Trea-
                                                                  surer, Tradewinds Global
                                                                  Investors, LLC (since
                                                                  2006); formerly, Vice
                                                                  President and Treasurer
                                                                  (1999-2004) of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.(3); Chartered
                                                                  Financial Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                        Managing Director (since
  333 W. Wacker Drive       Vice President          1998          2004), formerly, Vice
  Chicago, IL 60606                                               President of Nuveen
                                                                  Investments, LLC,
                                                                  Managing Director (2004)
                                                                  formerly, Vice President           176
                                                                  (1998-2004) of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory
                                                                  Corp.(3); Managing
                                                                  Director (since 2005) of
                                                                  Nuveen Asset Management.

- WILLIAM M. FITZGERALD
  3/2/64                                                          Managing Director (since
  333 W. Wacker Drive       Vice President          1995          2002), formerly, Vice
  Chicago, IL 60606                                               President of Nuveen
                                                                  Investments, LLC;
                                                                  Managing Director (1997-
                                                                  2004) of Nuveen Advisory
                                                                  Corp. and Nuveen Institu-
                                                                  tional Advisory Corp.(3);          176
                                                                  Managing Director (since
                                                                  2001) of Nuveen Asset
                                                                  Management; Vice
                                                                  President (since 2002) of
                                                                  Nuveen Investments
                                                                  Advisers Inc.; Chartered
                                                                  Financial Analyst.

- STEPHEN D. FOY
  5/31/54                   Vice President and                    Vice President (since
  333 W. Wacker Drive       Controller              1998          1993) and Funds
  Chicago, IL 60606                                               Controller (since 1998)
                                                                  of Nuveen Investments,
                                                                  LLC; formerly, Vice                176
                                                                  President and Funds
                                                                  Controller (1998-2004) of
                                                                  Nuveen Investments, Inc.;
                                                                  Certified Public
                                                                  Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                      Assistant Vice President
  333 W. Wacker Drive       Officer and             2003          and Assistant Secretary
  Chicago, IL 60606         Vice President                        of the Nuveen Funds
                                                                  (2003-2006); Vice
                                                                  President (since 2006)
                                                                  formerly, Assistant Vice
                                                                  President and Assistant            176
                                                                  General Counsel
                                                                  (2003-2006) of Nuveen
                                                                  Investments, LLC;
                                                                  previously, Associate
                                                                  (2001-2003) at the law
                                                                  firm of Vedder, Price,
                                                                  Kaufman & Kammholz.

- DAVID J. LAMB
  3/22/63                                                         Vice President (since
  333 W. Wacker Drive       Vice President          2000          2000) of Nuveen
  Chicago, IL 60606                                               Investments, LLC;                  176
                                                                  Certified Public
                                                                  Accountant.

- TINA M. LAZAR
  8/27/61                                                         Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002          Investments, LLC (since            176
  Chicago, IL 60606                                               1999).

- LARRY W. MARTIN
  7/27/51                   Vice President and                    Vice President, Assistant
  333 W. Wacker Drive       Assistant Secretary     1988          Secretary and Assistant
  Chicago, IL 60606                                               General Counsel of Nuveen
                                                                  Investments, LLC;
                                                                  formerly, Vice President
                                                                  and Assistant Secretary
                                                                  of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional
                                                                  Advisory Corp.(3); Vice
                                                                  President (since 2005)
                                                                  and Assistant Secretary
                                                                  of Nuveen Investments,
                                                                  Inc.; Vice President
                                                                  (since 2005) and
                                                                  Assistant Secretary
                                                                  (since 1997) of Nuveen
                                                                  Asset Management; Vice
                                                                  President (since 2000),            176
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of
                                                                  Rittenhouse Asset
                                                                  Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Assistant
                                                                  Secretary of NWQ Invest-
                                                                  ment Management Company,
                                                                  LLC (since 2002),
                                                                  Symphony Asset Management
                                                                  LLC (since 2003) and
                                                                  Tradewinds Global
                                                                  Investors, LLC and Santa
                                                                  Barbara Asset Management,
                                                                  LLC (since 2006).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS
AND ADDRESS                 THE FUNDS               YEAR FIRST    DURING PAST 5 YEARS        IN FUND COMPLEX
                                                    ELECTED OR                               OVERSEEN BY
                                                    APPOINTED(4)                             OFFICER
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President and                    Vice President and
  333 W. Wacker Drive       Secretary               2007          Assistant General
  Chicago, IL 60606                                               Counsel, Nuveen
                                                                  Investments, Inc, (since
                                                                  2007); Vice President,
                                                                  Nuveen Investments, LLC
                                                                  (since 2007); Vice
                                                                  President and Assistant            176
                                                                  Secretary, Nuveen Asset
                                                                  Management and
                                                                  Rittenhouse Asset
                                                                  Management, Inc. (since
                                                                  2007); prior thereto,
                                                                  Partner, Bell, Boyd &
                                                                  Lloyd LLP (1997-2007)

- JOHN V. MILLER
  4/10/67                                                         Managing Director (since
  333 W. Wacker Drive       Vice President          2007          2007), formerly, Vice
  Chicago, IL 60606                                               President (2002-2007) of
                                                                  Nuveen Asset Management            176
                                                                  and Nuveen Investments,
                                                                  LLC; Chartered Financial
                                                                  Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund designates 90.94% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-A-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Tax-Advantaged Floating Rate Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                  AUDIT FEES BILLED   AUDIT-RELATED FEES       TAX FEES           ALL OTHER FEES
Fiscal Year Ended                     to Fund (1)     Billed to Fund (2)   Billed to Fund (3)    Billed to Fund (4)
===================================================================================================================
June 30, 2007 (5)                 $          22,700   $               0    $               0     $           1,650
-------------------------------------------------------------------------------------------------------------------

Percentage approved                               0%                  0%                   0%                    0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------


                                  =================================================================================
July 31, 2006                     $          21,500   $               0    $             800     $           1,550
-------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                  0%                   0%                    0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------


(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit
Related Fees", and "Tax Fees".

(5) Fund changed fiscal year from July to June starting in 2007.




                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                 AUDIT-RELATED FEES       TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                   AFFILIATED FUND          AFFILIATED FUND        AND AFFILIATED FUND
                                  SERVICE PROVIDERS      SERVICE PROVIDERS (1)      SERVICE PROVIDERS
=========================================================================================================
June 30, 2007 (2)                $                 0     $                  0      $                0
---------------------------------------------------------------------------------------------------------

Percentage approved                                0%                       0%                      0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------

July 31, 2006                    $                 0     $              5,400      $                0
---------------------------------------------------------------------------------------------------------

Percentage approved                                0%                       0%                      0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the
Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

(2) Fund changed fiscal year from July to June starting in 2007.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                       TOTAL NON-AUDIT FEES
                                                        BILLED TO ADVISER AND
                                                       AFFILIATED FUND SERVICE      TOTAL NON-AUDIT FEES
                                                       PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                       related directly to the     Affiliated Fund Service
                            TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                               BILLED TO FUND          REPORTING OF THE FUND)           ENGAGEMENTS)               TOTAL
=============================================================================================================================
June 30, 2007 (1)           $              1,650       $                     0      $                    0      $      1,650
July 31, 2006               $              2,350       $                 5,400      $                    0      $      7,750


"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1) Fund changed fiscal year from July to June starting in 2007.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. ("Spectrum" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the "Voting Policy"), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected Institutional Shareholder Services, Inc. ("ISS") to assist with Spectrum's proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS' voting recommendations.

Spectrum may, on any particular proxy vote, diverge from ISS' guidelines or recommendations. In such a case, Spectrum's Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow ISS' guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

     - Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management's recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

     - Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

     - Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors' cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client's best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum's and its affiliates' material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum's Compliance Department at
(203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (the "Sub-Adviser") as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

     A. PORTFOLIO MANAGER BIOGRAPHIES:

MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV -- Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 "Equity Trader Limited Representative".

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 "Equity Trader Limited Representative".

     B. OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

                                TYPE OF ACCOUNT                 NUMBER OF
PORTFOLIO MANAGER                   MANAGED                     ACCOUNTS          ASSETS*
--------------------------------------------------------------------------------------------
Phillip Jacoby          Separately Managed accounts                33         $2,495,576,991

                        Pooled Accounts                            16         $2,766,938,907

                        Registered Investment Vehicles              8         $7,848,204,575

Mark Lieb               Separately Managed accounts                42         $2,504,956,682

                        Pooled Accounts                            16         $2,766,938,907

                        Registered Investment Vehicles              8         $7,848,204,575

Bernard Sussman         Separately Managed accounts                37         $2,502,235,091

                        Pooled Accounts                            16         $2,766,938,907

                        Registered Investment Vehicles              8         $7,848,204,575

     C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

     D. FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual's total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

     - Changes in overall firm assets under management (employees have no direct incentive to increase assets)
     -   Portfolio performance relative to benchmarks
     -   Contribution to client servicing
     -   Compliance with firm and/or regulatory policies and procedures
     -   Work ethic
     -   Seniority and length of service
     -   Contribution to overall functioning of organization

     E. OWNERSHIP OF JFP SECURITIES AS OF JUNE 30, 2007

----------------------------------------------------------------------
                                     DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER            BENEFICIALLY OWNED IN FUND
----------------------------------------------------------------------
Phillip Jacoby                       $0
----------------------------------------------------------------------
Mark Lieb                            $0
----------------------------------------------------------------------
Bernard Sussman                      $10,001 - $50,000
----------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Floating Rate Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: September 6, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.